UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  March 16, 2006


                           MERGE TECHNOLOGIES INCORPORATED
			  ---------------------------------
                (Exact name of registrant as specified in its charter)


             Wisconsin 		         0-29486	 	39-1600938
          ----------------	 ------------------------   -------------------
          (State or other	 (Commission File Number)    (I.R.S. Employer
	    jurisdiction of 				    Identification No.)
	    incorporation)


       6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin  53214
      -----------------------------------------------------------------------
        (Address of principal executive offices)		(Zip Code)


        Registrant's telephone number, including area code:   (414) 977-4000


	 --------------------------------------------------------------
          Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 -- Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
 -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
 -- Pre-commencement communications pursuant to Rule 14d-(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
 -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


<PAGE 1>


ITEM 2.02.	Results of Operations and Financial Condition.
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On March 17, 2006, Merge Technologies Incorporated ("Merge" "we"  "us" or
"our") issued a press release announcing that we plan to revise our results of operations for the fiscal quarters ended June 30, 2005 and September 30, 2005, that we did not file our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission ("SEC") on March 16, 2006, and do not expect to file our Form 10-K by March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 4.02.	Non-Reliance on Previously Issued Financial Statements or a
		Related Audit Report or Completed Interim Review.
----------------------------------------------------------------------------

On March 16, 2006, our management and the Audit Committee of our Board of Directors concluded that its previously issued financial statements for the quarters ended June 30, 2005, and September 30, 2005, as contained in Merge's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005, and September 30, 2005, should no longer be relied upon.

We have determined that approximately $3.8 million of additional tax liability needs to be recorded as of June 30, 2005, relating to the merger with Cedara Software Corp., with an approximate $2.5 million increase to goodwill and an approximate $1.3 million increase to income tax expense for the quarter ended June 30, 2005. We have determined that we will need to make an adjustment to reduce revenue by approximately $800,000 because we were unable to establish Vendor Specific Objective Evidence ("VSOE") of fair value primarily for maintenance on certain contracts related to the direct business associated with our merger. Such amount will be recorded as a reduction in net sales and an increase in deferred revenue. In addition, we determined that we need to make an adjustment of approximately $200,000 relating to the accounting for a single customer credit.

Accordingly, we will need to make a downward adjustment of net sales of approximately $500,000 in the second quarter and an additional $500,000 in the third quarter. We have not yet completed our review, and there may be additional adjustments.

The Audit Committee has discussed these matters with our independent accountants, KPMG LLP. KPMG has not yet completed its audit for the year ended December 31, 2005.


ITEM 5.04.	Temporary Suspension of Trading Under Registrant's
		Employee Benefit Plan.
-------------------------------------------------------------------

In light of the matters described in this report, we are suspending all issuances of registered common shares under our employee investment plans, stock option plans and stock purchase plans (the "Plans"), effective immediately. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the SEC's Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, we are transmitting a notice of continuing blackout period to the members of our Board of Directors, our Executive Officers and our Employees. Such notice is attached hereto as Exhibit 99.2 and incorporated by reference herein.


ITEM 8.01.      Other Events.
-------------------------------

(a)  Filing of Form 12b-25

We expect that the completion of the audit for the 2005 fiscal year, including the restatement of our interim financial statements, will take additional time and effort. Accordingly, we did not file our 2005 Form 10-K by March 16, 2006, and do not expect to file it by March 31, 2006. We are filing today with the SEC Form 12b-25 Notification of Late Filing relating to the delay in filing our 2005 Form 10-K and indicating that the filing will not be made within the 15-day extension period permitted by the form.

(b)  Anticipated Material Weaknesses in Internal Control over Financial
     Reporting

We have not completed our assessment of internal control over financial reporting. Based upon our work to date, we anticipate that we will report material weaknesses in our internal control over financial reporting.

(c)  Suspension of Share Exchange

Our registration statement on Form S-3 relating to issuance of our common stock upon exchange of exchangeable shares of Merge/Cedara ExchangeCo. Ltd. is hereby suspended, and no shares of Merge Common Stock may be issued for exchangeable shares until further notice.


<PAGE 2>


(d)  Investigation of Communications

We are currently conducting a review of anonymous complaints we have received. The Audit Committee of the Board of Directors is conducting a review of each communication in accordance with our policies, and the Audit Committee has retained independent advisors to assist in those reviews.

Certain statements in this report may contain words such as "could", "expects", "may", "anticipates", "believes", "intends", "estimates", "plans", "envisions", "seeks" and other similar language and are considered forward-looking statements. These statements are based on Merge's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Merge operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different.

Unless otherwise required by applicable securities laws, Merge disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 9.01.      Financial Statements and Exhibits.
-----------------------------------------------------

(d)  Exhibits

99.1 		Press Release issued by Merge Technologies Incorporated on
		March 17, 2006.

99.2 		Notice of Blackout dated March 17, 2006 to the Members of
		Merge Technologies Incorporated Board of Directors, Executive Officers and Employees Regarding Suspension of Trading.

<PAGE 3>


                               SIGNATURES
			      ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED


Dated:	March 17, 2006		By:  /s/  Richard A. Linden
				    -----------------------------
				    Name:  Richard A. Linden
				    Title:  President and Chief Executive
					    Officer


				MERGE TECHNOLOGIES INCORPORATED


Dated:	March 17, 2006		By:  /s/  Scott T. Veech
				    -----------------------------
				    Name:  Scott T. Veech
				    Title:  Chief Financial Officer,
					    Treasurer and Secretary

<PAGE 4>


                                  EXHIBIT INDEX
				 ---------------


Exhibit No. 	Description
-----------	------------------------------------------------------------

99.1		Press Release issued by Merge Technologies Incorporated on
		March 17, 2006.

99.2		Notice of Blackout, dated March 17, 2006.


<PAGE 5>


-------------
EXHIBIT 99.1
-------------


<COMPANY LOGO>

NEWS RELEASE
For Immediate Release

Contact:
Scott Veech, CFO
Richard Linden, President & CEO
414.977.4000


        MERGE HEALTHCARE ANNOUNCES DELAYS IN FILING OF 2005 FORM 10-K; Anticipates restatement to increase tax expense related to merger by $1.3 million and reduces previously reported net sales by $1 million


        MILWAUKEE, WI, March 17, 2006 - Merge Technologies Incorporated, d.b.a. Merge Healthcare (NASDAQ: MRGE; TSX: MRG), today announced the following:

     	We have not completed our financial statements for the year ended December 31, 2005. Accordingly, we did not file our Form 10-K on March 16, 2006 and do not expect to file our Form 10-K by March 31, 2006, so we did no request a 15-day extension permitted by Rule 12b-25 under the Securities Act of 1934, as amended. The reason for the delay relates to revenue recognition and tax accounting matters relating to the merger of the Company and Cedara Software Corp. in June 2005. An additional reason for the delay has been the investigation of anonymous complaints received by us. In accordance with our policies, the Audit Committee of the Board of Directors is conducting a review of each of the communications. The Audit Committee has retained independent advisors to assist in those reviews.

In addition:

	- We have not completed our assessment of internal control over financial reporting. Based upon our work to date, we anticipate that we will report material weaknesses in our internal control over financial reporting.

	- Our registration statement on Form S-3 relating to issuance of our common stock upon exchange of exchangeable shares of Merge/Cedara ExchangeCo Ltd is hereby suspended, and no shares of Merge's Common Stock may be issued for exchangeable shares until further notice.

<PAGE 6>


	On March 16, 2006, our management and the Audit Committee of our Board of Directors concluded that its previously issued financial statements for the quarters ended June 30, 2005, and September 30, 2005, as contained in Merge's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005, and September 30, 2005, should no longer be relied upon.

        We have determined that approximately $3.8 million of additional tax liability needs to be recorded as of June 30, 2005, relating to the merger with Cedara Software Corp., with an approximate $2.5 million increase to goodwill and an approximate $1.3 million increase to income tax expense for the quarter ended June 30, 2005. We have determined that we will need to make an adjustment to reduce revenue by approximately $800,000 because we were unable to establish Vendor Specific Objective Evidence ("VSOE") of fair value primarily for maintenance on certain contracts related to the direct business associated with our merger. Such amount will be recorded as a reduction in net sales and an increase in deferred revenue. In addition, we determined that we need to make an adjustment of approximately $200,000 relating to the accounting for a single customer credit.

        Accordingly, we will need to make a downward adjustment of net sales of approximately $500,000 in the second quarter and an additional $500,000 in the third quarter. We have not yet completed our review, and there may be additional adjustments.

        We reaffirm our stated information contained in our February 27th press release that revenues for the fourth quarter are expected to be between $23 million and $26 million. We will issue a complete earnings release and hold a conference call when the full financial results are available.

                                   #   #   #

Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers' productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.merge.com.

Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words: guidance, believes, intends, anticipates, expects, and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, ability to integrate acquisitions, unexpected outcomes to any pending or future litigation, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


<PAGE 7>

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EXHIBIT 99.2
-------------

                                NOTICE OF BLACKOUT
			       --------------------


March 17, 2006

To All Merge Technologies Incorporated Directors, Officers and Employees:

Merge's generally restricted period under our insider trading window continues in effect. Our trading window remains closed. The trading restriction will remain in effect until further notice.

Please feel free to contact Julie Ann Schumitsch, Scott Veech or Rich Linden at any time with any questions you may have with respect to your obligations under our Insider Trading Policy.


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